EXHIBIT 10.10
FIRST AMENDMENT TO THE
AMENDED AND RESTATED
PROPERTY MANAGEMENT AND LEASING AGREEMENT
BY AND AMONG
COLE CREDIT PROPERTY TRUST II, INC.,
COLE OPERATING PARTNERSHIP II, L.P.
COLE REALTY ADVISORS, INC.
     This FIRST AMENDMENT to the AMENDED AND RESTATED PROPERTY MANAGEMENT AND LEASING AGREEMENT (this “Amendment”) is made as of May 9, 2007, by and between COLE CREDIT PROPERTY TRUST II, INC., a Maryland corporation (the “Company”), COLE OPERATING PARTNERSHIP II, LP., a Delaware limited partnership (“Cole OP”) and COLE REALTY ADVISORS, INC. (f/k/a Fund Realty Advisors, Inc.), an Arizona corporation (the “Manager”). This Amendment amends that certain Amended and Restated Property Management and Leasing Agreement dated as of September 16, 2005, by and between the Company and the Advisor (the “Property Management Agreement”). All capitalized terms not defined herein shall have the meanings given to each in the Property Management Agreement.
     WHEREAS, the Independent Directors previously approved a revised property management fee payable to the Manager for managing multi-tenant properties;
     WHEREAS, the Independent Directors resolved to amend the Property Management Agreement to revise the management fee payable to the Manager for managing multi-tenant properties; and
     WHEREAS, Section 8.7 of the Property Management Agreement provides that the agreement may be amended only by an instrument in writing signed by the party against whom enforcement of the amendment is sought;
     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Section 5.1, “Management Fees,” is hereby deleted and replaced with the following:
     “5.1 Management Fees. Commencing on the date the Company’s registration statement, Securities and Exchange Commission No. 333-138444, is declared effective, Owner shall pay Manager property management and leasing fees in an amount equal to (i) two percent (2.0%) of Gross Revenues of single-tenant properties and (ii) four percent (4.0%) of Gross Revenues of multi-tenant properties, less all payments to third-party property management subcontractors (the “Management Fees”) on a monthly basis from the rental income received from the Properties over the term of this Management Agreement. Manager’s compensation under this Section 5.1 shall apply to all renewals, extensions or expansions of Leases that Manager has originally negotiated. In the event Manager assists with planning and coordinating the construction of any tenant-paid finish-out or improvements, Manager shall be entitled to receive from the Owner for any such tenant improvement an amount equal to not greater than five percent (5.0%) of the cost of such tenant improvements.
     2. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter. Any term used herein not otherwise defined shall have the definition ascribed to such term in the Property Management Agreement.
     3. Except as specifically amended hereby and as previously amended, the Advisory Agreement shall remain in full force and effect.
[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

     IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the date first above written.

COLE CREDIT PROPERTY TRUST II, INC.
By:	/s/Christopher H. Cole
Christopher H. Cole
Chief Executive Officer and President

COLE OPERATING PARTNERSHIP II, LP
By:	Cole Credit Property Trust II, Inc.
General Partner

By:	/s/Christopher H. Cole
Christopher H. Cole
Chief Executive Officer and President

COLE REALTY ADVISORS, INC.
By:	/s/Christopher H. Cole
Christopher H. Cole
Chief Executive Officer and Treasurer